SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)
      Filed by the Registrant |X|
      Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement               |_| Confidential, for Use of the,
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Amertranz Worldwide Holding Corp.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as  provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                             7304 WEST MARKET STREET
                        GREENSBORO, NORTH CAROLINA 27409



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD
                                DECEMBER 15, 1997


To the Shareholders of Amertranz Worldwide Holding Corp.:

         The Annual Meeting of Shareholders of Amertranz Worldwide Holding Corp. (the "Company") will be held at The Inn at Great Neck, 22 Cuttermill Road, Great Neck, New York, on Monday, December 15, 1997 at 1:00 p.m., Eastern Daylight Time, for the following purposes:

         1. To elect five directors to serve for the ensuing year and until the election of their successors;

         2. To consider and act upon a proposal to amend the Company's 1996 Stock Option Plan to increase the number of shares available for the grant of options thereunder; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed November 14, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.


                                        By Order of the Board of Directors

                                        Philip J. Dubato
                                        Secretary

Greensboro, North Carolina
November 15, 1997



                       IMPORTANT - YOUR PROXY IS ENCLOSED

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                             7304 WEST MARKET STREET
                        GREENSBORO, NORTH CAROLINA 27409
                                 (910) 668-7500


                                 PROXY STATEMENT


         The accompanying proxy is solicited by the Board of Directors of Amertranz Worldwide Holding Corp. (the "Company") in connection with the Annual Meeting of Shareholders to be held on Monday, December 15, 1997, or at any adjournments thereof, for the purposes set forth in the accompanying notice of the meeting. The Board of Directors has fixed the close of business on November 14, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding 7,981,544 shares of the Company's Common Stock par value $.01 per share (the "Shares"), exclusive of Shares held in the Company's treasury.

         Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the meeting, including the election of directors. Shares may be voted in person or by proxy. The accompanying proxy may be revoked by the person giving it at any time prior to its being voted by filing a written notice of such revocation with the Secretary of the Company or by attending the meeting and voting in person.

                              BENEFICIAL OWNERSHIP

         The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Shares outstanding as of the Record Date. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

        Name and Address             Shares Beneficially           Percent
      of Beneficial Owner                 Owned                    of Class

Wrexham Aviation Corp.(1)(2)              3,982,870                  49.3%
112 East 25th Street
Baltimore, Maryland 21218

TIA, Inc.(1)(2)(3)                        3,982,870                  49.3%
112 East 25th Street
Baltimore, Maryland 21218

Richard A. Swirnow(1)(2)(3)               3,982,870                  49.3%
112 East 25th Street
Baltimore, Maryland 21218

Christopher A. Coppersmith                  810,000                  10.1%
201 West Carob Street
Compton, California 90220

Caribbean Freight System, Inc.(1)(2)        640,500                   8.0%
112 East 25th Street
Baltimore, Maryland 21218


(1) Represents all of the Shares owned or controlled by TIA, Inc. ("TIA") and Caribbean Freight System, Inc. ("CFS"), and includes 100,000 Common Stock Purchase Warrants owned by TIA. See footnote 2. Swirnow Airways Corp. ("Swirnow Airways") owns the majority interest in Wrexham Aviation Corp. ("Wrexham"). Stuart Hettleman, a Director and President of the Company, is an executive officer and non-controlling stockholder of Swirnow Airways and an executive officer of Wrexham. Richard A. Swirnow is, indirectly, the controlling stockholder of Swirnow Airways.

(2) Includes (i) 640,500 Shares owned by CFS, and (ii) 580,370 Shares with respect to which TIA has been granted proxies. (See footnote 3, below). 51% of the issued and outstanding stock of CFS, and voting control of all of the issued and outstanding shares of CFS, is held by TIA. Ninety percent of the issued and outstanding stock of TIA is owned and controlled by Wrexham. In addition, Stuart Hettleman and Richard A. Faieta, directors and executive officers of the Company, are executive officers of TIA and CFS and Mr. Faieta is a non-controlling stockholder of TIA. Messrs. Hettleman and Faieta disclaim beneficial ownership of all Shares owned by TIA and CFS and do not share voting and/or investment power over the Shares owned by TIA and CFS.

(3) Michael Barsa, a director, Bruce Brandi, an executive officer of the Company, and certain other stockholders have granted to TIA irrevocable proxies to vote an aggregate of 580,370 Shares for control of the Company's Board of Directors until certain Company obligations to TIA and CFS have been repaid. As a result, TIA may retain the right to vote these Shares owned by those shareholders until at least February 6, 2001.

                              ELECTION OF DIRECTORS

         At the 1997 Annual Meeting, five directors will be elected to hold office for the ensuing year and until their successors are elected and qualify. Under Delaware law and the Company's By-laws, (i) a quorum for the Annual Meeting consists of a majority of the issued and outstanding Shares present in person or by proxy and entitled to vote, and (ii) directors are elected by a plurality of the votes of the Shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote.

         Unless otherwise specified in the proxy, it is the present intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the five nominees listed below. Pursuant to the Company's By-laws, the five nominees were nominated by the Board of Directors. If, due to unforeseen contingencies, any of the nominees designated below shall not be available for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated for director by the management of the Company so as to provide a full Board. Management has no reason to believe that any nominee will be unable to serve if elected.

                                                        Principal Occupation                           Director
Name                       Age                       During the Last Five Years                          Since

Michael Barsa              52               Vice President and Chief Financial Officer of Steriltx       1996
                                            (USA), Inc. (a privately-held medical supply company)
                                            since January 1997; Chairman of Opt Soft, Inc. (a
                                            software development company) since January 1997;

                                        2




                                            Vice  President and Secretary of the Company,
                                            February 1996 through December 1996; Executive Vice
                                            President and Chief Financial Officer of Amertranz
                                            Worldwide, Inc., September 1994 through February
                                            1996; Senior Vice President of Allstate Legal Supply
                                            Company from 1989 through September 1994

Christopher Coppersmith    47               President of Target Airfreight, Inc. since November          1997
                                            1996; Executive Vice President and Chief Operating
                                            Officer of Target Airfreight, Inc. prior thereto

Brian K. Coventry          32               Vice President (since January 1996) and Assistant            1996
                                            Vice President (December 1993 through December
                                            (1995), Corporate Finance, GKN Securities Corp.;
                                            Associate, Private Placements, Kemper Securities, Inc.,
                                            January 1993 through November 1993; Assistant Vice
                                            President, Leveraged Funding Group, Heller Financial,
                                            February 1992 through January 1993; Associate
                                            Investment Manager, Corporate Finance Division,
                                            Westinghouse Credit Corp., 1988 through February 1992

Richard A. Faieta          51               Executive Vice President of the Company since                1996
                                            February 1996; President and Chief Executive
                                            Officer of TIA and CFS since April 1992;
                                            Vice President-Operations of LEP Profit
                                            International Corporation (a domestic and
                                            international freight forwarder) from 1987
                                            through 1991

Stuart Hettleman           47               President and Chief Executive Officer                        1996
                                            of the Company since February 1996; Vice
                                            President of TIA since 1990; Executive Vice
                                            President of CFS since 1991


         During the fiscal year ended June 30, 1997, the Board of Directors held five regular and special meetings, and each incumbent director attended all of such meetings.

Committees of the Board of Directors

         In the fiscal year ended June 30, 1997, the Company did not have any standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions.

Compliance With Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and each person who owns more than 10% of the Company's Shares, file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares. To the Company's knowledge, all reports required to be so filed by such persons have been filed on a timely basis. The Company believes that all of its directors and executive officers, and all person owning beneficially more than 10% of the Shares, complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended June 30, 1997.

Director Compensation

         During the Company's fiscal year ended June 30, 1997, those directors who were employed by the Company received no additional compensation for serving as a director. Directors are eligible to participate in the Company's 1996 Stock Option Plan. During the Company's fiscal year ended June 30, 1997, no options were granted to directors.

Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended June 30, 1997, the Company did not have a compensation committee, and all deliberations concerning executive officer compensation and all determinations with respect thereto were made by the Company's Board of Directors.

               INFORMATION REGARDING SHARE OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of the Shares as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (iii) each current director and each nominee for election as a director and (iv) all directors and executive officers of the Company as a group. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

Name of Beneficial Owner                     Shares Beneficially Owned        Percent of Class


Michael Barsa(1)(2)                                    361,010                       4.4%
Bruce Brandi(1)                                         49,958                       0.6%
Christopher Coppersmith                                810,000                      10.1%
Brian K. Coventry(3)                                    35,000                       0.4%
Richard A. Faieta(4)                                    50,000                       0.6%
Stuart Hettleman(4)                                     50,000                       0.6%
All directors and executive officers
as a group (6 persons)(1)(2)(3)(4)                   1,355,968                      16.2%


(1)  See footnote (3) under "Beneficial Ownership".
(2) Includes options to purchase 154,477 Shares and 80,000 Common Stock Purchase Warrants.
(3) Includes options to purchase 17,500 Shares and options to purchase 17,500 Common Stock Purchase Warrants.
(4) Includes options to purchase 37,500 Shares and 12,500 Common Stock Purchase Warrants. Does not include Shares owned by TIA and CFS. See "Beneficial Ownership". Stuart Hettleman and Richard A. Faieta, directors and executive officers of the Company, are executive officers of TIA and CFS and Mr.
     Faieta is a non- controlling stockholder of TIA. Messrs. Hettleman and Faieta disclaim beneficial ownership of all Shares owned by TIA and CFS and do not share voting and/or investment power over the Shares owned by TIA and CFS.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table reflects, with respect to the Chief Executive Officer and each executive officer of the Company whose annual compensation exceeded $100,000 in the fiscal year ended June 30, 1997, the aggregate amounts paid to or accrued for such officers as compensation for their services in all capacities during the fiscal years ended June 30, 1997 and 1996:


    Name and
Principal Position                 Year        Salary(1)               Options

Stuart Hettleman                   1997        $ 130,000                   ---
 President and                     1996           ---                  75,000(2)
 Chief Executive Officer

Richard A. Faieta                  1997        $ 150,000                   ---
 Executive Vice President          1996        $  59,375               75,000(2)

Philip J. Dubato                   1997        $  50,000                   ---
 Vice President and                1996           ---                      ---
 Secretary

Bruce Brandi                       1997        $ 150,000                   ---
 President of Amertranz            1996        $  59,261               42,590(3)
 Worldwide, Inc. subsidiary
-------------------

(1) While the named executive officers enjoyed certain perquisites for fiscal year ended June 30, 1997, these did not exceed the lesser of $50,000 or 10% of each officers' salary and bonus.
(2) 37,500 of such options are currently exercisable. 18,750 of such options become exercisable on the date the Company's EBITDA for its fiscal year ended June 30, 1998 has been determined if the Company's EBITDA for its fiscal year ending June 30, 1998 exceeds $750,000. 18,750 of such options become exercisable at any time after January 1, 1999, if the Company's EBITDA for its fiscal year ended June 30, 1998 exceeds $750,000.
(3) 28,393 of such options were vested and exercisable as of June 30, 1997, and the 14,197 balance of such options vested and became exercisable on October 10, 1997.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information with respect to the exercise of stock options during the Company's fiscal year ended June 30, 1997 and holdings of unexercised options at the end of the fiscal year:

                                                       Number of Unexercised                   Value of Unexercised
                                                           Options/SARs                      in-the-Money Options/SARs
                    Name                                at Fiscal Year End                   at Fiscal Year End($)(1)
                                                  Exercisable        Unexercisable        Exercisable         Unexercisable

Stuart Hettleman............................         37,500             37,500                  0                    0
Richard A. Faieta...........................         37,500             37,500                  0                    0
Philip J. Dubato............................            0                  0                    0                    0
Bruce Brandi................................         28,393             14,197               $45,145              $22,573

----------------------------------

(1) Based on the excess of (i) the aggregate market value (closing price on the NASDAQ SmallCap Market) of the underlying shares on June 30, 1997 over (ii) the aggregate exercise price of the options.

Executive Employment Agreements

         Stuart Hettleman and Richard A. Faieta each entered into an employment agreement with the Company effective July 3, 1996. Each such employment agreement provides that the respective officers are employed for a period of three years (subject to renewal for successive three-year periods) at an annual base salary of $130,000 and $150,000 for Mr. Hettleman and Mr. Faieta, respectively. The base salary will increase on each anniversary of the respective employment agreements by an amount equal to .5% of the then current base salary for each $100,000 of the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the fiscal year ended prior to such anniversary date. Furthermore, each such officer is entitled to incentive compensation in excess of base salary for each fiscal year of the Company during the term of employment, in an amount equal to 1% of the base salary in effect at the end of such fiscal year for each $100,000 of the Company's EBITDA for such fiscal year. Each such officer has also been granted an option to purchase 75,000 shares of Common stock pursuant to the company's Stock Option Plan. If either officer's employment agreement is terminated by the Company other than for cause or if the officer elects to terminate employment following either (i) a material breach of the agreement by the Company, (ii) failure by the Company to offer renewal of the employment agreement at its expiration upon terms at least as favorable as those in effect at that time, or (iii) an event generally constituting a change in control of the Company, such officer shall be entitled to receive one of the following, (at the officer's election): (a) all compensation and benefits under the agreement for the balance of the term, (b) 299% of the sum of the base salary and incentive compensation paid to him in respect of the fiscal year ended prior to termination, or (c) the present value of his base salary and incentive compensation payable for the balance of the term of the agreement (assuming certain increases in base salary and levels of incentive compensation over the balance of the term of the agreement). In addition, all unexercisable stock options will thereupon become immediately exercisable. Each employment agreement generally prohibits the officer from soliciting directly or indirectly, any existing customer or employee of the Company for a period of two years following termination of employment.

         Pursuant to the terms of an Employment Agreement dated September 26, 1994, as amended February 7, 1996, Bruce Brandi is employed by Amertranz Worldwide, Inc., the Company's wholly-owned subsidiary, for a term of five years commencing October 10, 1994. The employment agreement provides for an annual salary of $150,000, with an increase of $7,500 on the second anniversary date. During 1995, Mr. Brandi deferred $30,250 of his salary which amount will be paid by February, 1999. The employment agreement provides that if Mr. Brandi is discharged for cause he may not solicit, directly or indirectly, any existing customer or employee of the Company for a period of two years. If the Company terminates Mr. Brandi's employment for any other reason, it may enforce these restrictions if it continues to pay his salary.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

         For the fiscal year ended June 30, 1997, the compensation of the Company's executive officers was determined by the Board of Directors.

         Compensation Philosophy. The philosophy of the Board with respect to executive compensation is to ensure that the interests of management and employees are identical to the interests of the Company's owners - the shareholders. To that end, the Board has implemented and will continue to implement a compensation strategy that includes base salary and cash bonus, as well as incentive stock options which will reward management for adding shareholder value. Base salary has been established at levels which are necessary to attract and retain a high caliber of management, and cash bonuses are designed to provide short-term rewards for current accomplishments. Incentive stock options provide management with a long-term investment in the Company, the value of which is dependent upon their success in maximizing shareholder values.

         This approach to employee remuneration carries through to salary and incentive compensation for the Company's non-management personnel, as well. The Company's 1996 Stock Option Plan is designed to reward the

Company's  valuable   employees  for  their  individual   contributions  to  the
profitability of the Company and provide them with a long-term interest in the Company's success.

         The compensation of Messrs. Hettleman and Faieta, as the President and Executive Vice President of the Company, respectively, is based upon the overall performance of the Company and its management. As the senior management, these individuals are responsible for the overall condition of the Company, and their performance is rewarded on objective criteria based on reaching certain financial benchmarks.

         It is the intention of the Board to review the Company's executive compensation structure to insure that the Company has the continued ability to attract and retain the high caliber executive talent. To that end, the Board will take into account salaries of senior management of companies of similar size within the freight forwarding industry.

         Base Salary. Base salary for senior management for fiscal year 1997 was based upon salaries paid to such personnel in the preceding year.

         Salary Increases and Incentive Bonuses. Salary increases and incentive bonuses for senior management during the terms of their respective employment agreements are dependent on the Company's financial performance.

         Stock Option Plan. To promote the best long-term benefits to the Company and its shareholders, the Company has a 1996 Stock Option Plan ("Plan") under which directors, officers and employees may be granted awards of stock options. The purpose of the Plan is to provide equity-based incentive compensation  based on the  long-term  appreciation  in  value of the  Company's
Shares and to promote the interests of the Company and its shareholders by encouraging greater management ownership of the Company's Shares. Most of the options granted or to be granted under the Plan vest over a period of several years, thereby providing a long-term incentive and encouraging a long-term relationship between the employee and the Company.

         Awards under the Plan will be made to employees who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company. Currently, a maximum of 402,348 Shares may be issued under the Plan, and options to purchase 245,200 Shares are outstanding.

                                                 BOARD OF DIRECTORS
                                                 Michael Barsa
                                                 Christopher A. Coppersmith
                                                 Brian K. Coventry
                                                 Richard A. Faieta
                                                 Stuart Hettleman

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Shares for the period June 28 1996 through June 30, 1997 with the cumulative total return for the same period for the NASDAQ Composite (U.S.) Index and a peer group index comprised of: Eagle USA Air Freight, Inc., The Harper Group, Inc., Air Express International Corporation, Fritz Companies, Inc., and Pittston Burlington, Inc. Dividend reinvestment has been assumed and, with respect to the companies in the peer group, the returns of each company have been weighted to reflect its stock market capitalization relative to that of the other companies in the group. The Company's Shares commenced trading on June 28, 1996, and, consequently, the Shares traded for only one day during the Company's fiscal year ended June 30, 1996. Other than the following graph, all information in this Proxy Statement, including executive compensation, is with respect to the Company's fiscal year ended June 30, 1997. Accordingly, the information presented in the following graph does not relate to the other information presented in this Proxy Statement.

                          TOTAL RETURN TO STOCKHOLDERS
                   (Assumes $100 investment on June 28, 1996)

                                    [GRAPH]

----------------------------------------------------------------------------
Total Return Analysis
                                                  6/28/96          6/30/97
----------------------------------------------------------------------------
Amertranz Worldwide Holding Corp.                 $100.00          $ 29.00
----------------------------------------------------------------------------
Peer Group                                        $100.00          $ 99.00
----------------------------------------------------------------------------
Nasdaq Composite                                  $100.00          $122.00
----------------------------------------------------------------------------
     Source: Carl Thompson Associates. Data from Bloomberg Financial Markets

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

TIA Loan

         Commencing in October, 1995, The Company's Amertranz Worldwide, Inc. subsidiary received advances aggregating $800,000 pursuant to a loan from TIA, Inc. ("TIA Loan"). The TIA loan bears interest at the rate of 12% per annum and is secured by a lien on all the Company's assets subordinated only to the lien granted to BNY Financial Corp. ("BNY"), pursuant to the terms of the Company's $10 million revolving Accounts Receivable and Security Agreement ("BNY Facility") with BNY.

         The Company's indebtedness under the TIA Loan has matured, but is subordinated to the Company's obligations under the BNY Facility, and may only be repaid to the extent of the Company's "Excess Cash Flow", defined as 80% of the difference between (i) the Company's earnings before interest, taxes, depreciation and amortization, less (ii) interest on the Company's obligations to BNY, capital expenditures and payments for income taxes. As of June 30, 1997, the Company had $953,073 (including $153,073 of accrued interest) outstanding under the TIA Loan.

         In February 1996, pursuant to the terms of an Assets Exchange Agreement ("Exchange Agreement") TIA and CFS contributed their freight forwarding business to the Company (which the Company contributed to its wholly owned subsidiary, Caribbean Air Services, Inc. ("CAS")) in consideration for 2,100,000 Shares and a note in the original principal amount of $10,000,000 ("Exchange Note") bearing interest at the rate of 8% per annum. In June 1996 TIA and CFS exchanged $2,000,000 principal amount of the Exchange Note for 200,000 shares of the Company's Class A Preferred Stock reducing the principal balance to $8,000,000. On July 3, 1996 the Company paid $2,000,000 of the proceeds from the Company's initial public offering ("IPO") to reduce the principal balance to $6,000,000.

         The Company's indebtedness under the Exchange Note is subordinated to the Company's obligations under its BNY Facility, and may only be repaid to the extent of the Company's Excess Cash Flow. As of June 30, 1997, the Company had outstanding balances of $6,680,200 (including $680,200 of accrued interest) under the Exchange Note.

         As part of the transaction in February 1996 whereby TIA and CFS contributed their freight forwarding assets to the Company, TIA and CFS also agreed to advance to CAS, on a revolving loan basis, an amount up to the net collections of TIA's and CFS's accounts receivable as of February 7, 1996 and additional amounts in the discretion of TIA and CFS, up to an aggregate maximum of $4,000,000 outstanding at any time, pursuant to the terms of a Revolving Credit Promissory Note ("Revolver Note"). Funds advanced under the Revolver Note with respect to the TIA and CFS accounts receivable do not bear interest prior to maturity. Discretionary advances under the Revolver Note bear interest at the greater of (i) 1% per month, or (ii) a fluctuating rate equal to the prime rate of interest as published in the Wall Street Journal plus 4%.

         Advances under the Revolver Note may be used only for ordinary, current operating expenses of CAS unless TIA and CFS consent to another use of such funds. All obligations under the Revolver Note are guaranteed by the Company and its Amertranz Worldwide, Inc. subsidiary. All obligations under the Revolver Note and the guarantees thereof are secured by a first priority lien on all of the issued and outstanding shares of CAS, a first priority lien on all of the assets of the Company and CAS, and a lien on the accounts receivable of the Amertranz Worldwide, Inc. subsidiary, subordinate only to the first priority lien granted to BNY in connection with the BNY Facility and the second position lien granted to TIA in connection with the TIA Loan. On January 16, 1997, upon the closing of the BNY Facility, the Company repaid $3,570,768 of the Revolver Note. The balance of the Company's indebtedness under the Revolver Note has matured, but is subordinated to the Company's obligations under its BNY Facility, and may only be repaid to the extent of the Company's Excess Cash Flow. As of June 30, 1997, the Company had outstanding borrowing of $500,754 under the Revolver Note.

         Under the terms of Cargo Aircraft Charter Agreement dated February 28, 1994, as amended, (the "L-1011 Charter"), CAS has exclusive rights, until June 30, 1998, to the use of a Lockheed L-1011 freighter aircraft that is operated by Tradewinds Airlines, Inc. ("Tradewinds Air") between the Company's Borinquen, Puerto Rico location and its Greensboro, North Carolina and Hartford, Connecticut locations. Under the terms of the L-1011 Charter, the L-1011 aircraft must be available at all times for use by the Company, as needed. While the Company is guaranteed the use of the L-1011 aircraft as needed, the Company pays only for its actual use of the aircraft at market rates. Under the terms of the Exchange Agreement, all of the Company's freight between Puerto Rico and the continental United States must be transported on the L-1011 aircraft pursuant to the L-1011 Charter unless TIA and CFS consent to other transport, and the L-1011 Charter may not be terminated without the consent of TIA and CFS. Payments to Tradewinds Air under the L-1011 Charter during the year ended June 30, 1997 totalled $18,058,697. Tradewinds Air is owned by Tradewinds Holdings, Inc., of which TIA owns approximately 30%. To date, Tradewinds Acquisition Corporation has not paid any dividends, but to the extent it ever pays any dividends or makes any other distributions, TIA will benefit from such dividends and/or distributions.

         In a bridge financing concluded by the Company in May 1996, (i) TIA received 100,000 Shares and 200,000 Share purchase warrants for an aggregate loan to the Company of $500,000, and (ii) Michael Barsa received 25,000 Shares and 50,000 Share purchase warrants for an aggregate loan to the Company of $125,000. Both these loans were repaid with aggregate interest of $13,870 from the proceeds of the IPO.

         On May 8, 1997, the Company acquired (by merger into the Company's Target Airfreight, Inc. subsidiary) Target Air Freight, Inc. (a California corporation) a Los Angeles-based freight forwarder ("Air Freight"). Under the terms of the merger, the Company issued 900,000 Shares and paid $400,000 to Air Freight's stockholders, of which 810,000 Shares were issued, and $360,000 was paid, to Christopher A. Coppersmith. Following the merger, Mr. Coppersmith became a director of the Company.

         All transactions between the Company and its officers, directors, principal shareholders or other affiliates have been on terms no less favorable than those that are generally available from unaffiliated third parties. Any such future transactions will be on terms no less favorable to the Company than could be obtained from an unaffiliated third party on an arms length basis and will be approved by a majority of the Company's independent and disinterested directors.

                  PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN

The Plan

         The Company's 1996 Stock Option Plan (the "Plan"), was adopted by the Company's Board of Directors and was approved by its shareholders in June 1996. A total of 402,348 Shares have been reserved for issuance under the Plan. Options may be granted under the Plan to employees, officers and directors of the Company and its subsidiaries.

         The Plan is administered by the Stock Option Committee of the Company's Board of Directors (the "Options Committee"), consisting of Stuart Hettleman and Richard A. Faieta. The Options Committee has the authority, within limitations as set forth in the Plan, to interpret the terms of the Plan and establish rules and regulations concerning the Plan, to determine the persons to whom options may be granted, the number of Shares to be covered by each option, and the exercise price and other terms and provisions of the option to be granted. In addition, the Options Committee has the authority, subject to the terms of the Plan, to determine the appropriate adjustments in the terms of each outstanding option in the event of a change in the Shares or the Company's capital structure.

         Options to purchase a maximum of 75,000 Shares may be, and have been, granted to each of Messrs. Hettleman and Faieta pursuant to automatic granting provisions of the Plan. See "Executive Compensation". No other options may be granted to Messrs. Hettleman and Faieta under the Plan. While other directors and officers of the Company are eligible to participate in the Plan, no options have yet been granted to any officer or director under the Plan, and any grants in the future will be in the discretion of the Options Committee.

         Options granted under the Plan may be either incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code, or non-qualified stock options ("NQSOs"), as the Options Committee may determine. The exercise price of an option will be fixed by the Options Committee on the date of grant, except that (i) the exercise price of an ISO granted to any individual who owns (directly or by attribution) Shares possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company (a "10% Owner") must be at least equal to 110% of the fair market value of the Shares on the date of grant, and (ii) the exercise price of an ISO granted to any individual other than a 10% Owner must be at least equal to the fair market value of the Shares on the date of the grant. Any options granted must expire within ten years from the date of grant (five years in the case of an ISO granted to a 10% Owner). Shares subject to options granted under the Plan which expire, terminate, or are canceled without having been exercised in full become available again for option grants. No options shall be granted under the Plan more than ten years after the adoption of the Plan.

         On October 27, 1997, the last sale price per Share, as reported by the Nasdaq SmallCap Market, was $1.9375.

The Amendment

         As of June 30, 1997, options to purchase 245,200 Shares were outstanding under the Plan, leaving only an additional 157,148 Shares available for options to be granted thereafter under the Plan (in addition to any options forfeited pursuant to the terms of the Plan which are then available for re-issuance under the Plan). The Board of Directors believes that it is in the best long-term interest of the Company and its shareholders to have available under the Plan a sufficient number of options to allow broad participation by all of the Company's directors and employees, thereby providing equity-based incentive compensation to those personnel whose efforts increase the value of the Shares for the Company's shareholders. Since most of the options granted under the Plan vest over a period of several years, the Plan also encourages a long-term relationship between the Company and its employees.

         Subject to shareholder approval, the Board of Directors has approved an increase of 597,652 Shares to be available for grants of options under the Plan, thereby raising the total number of shares available for options under the Plan to 1,000,000.

Federal Income Tax Aspect

         ISOs. A participant in the Plan realizes no income upon the grant of an ISO. A Plan participant who holds his/her Shares for two years after the grant of the option and for one year after he/she receives the Shares upon exercise of the option, generally will not incur any federal income tax liability upon receipt of the Shares pursuant to the exercise. However, the spread between the exercise price and the fair market value of the Shares at the time of exercise will be includable in alternative minimum taxable income for the year of exercise. After satisfying such holding periods, upon a disposition of the Shares at a price greater than the option exercise price, the optionee will realize taxable capital gain. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the optionee holds the Shares once they are acquired. The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO; however, if the optionee does not comply with the holding periods, he/she will realize ordinary income in the year of sale equal to the difference between the exercise price and the value of the underlying Shares on the date of exercise (or the sale price if lower where the sale is to an unrelated party). Where the sale price is lower than the fair market value of the Shares on the date of exercise and the sale is to an unrelated party, and the exercise and sale occur within the same taxable year, the amount included in alternative minimum taxable income will be the amount of the sale price. In such a case, the Company would be entitled to a deduction in an amount equal to the ordinary income realized by the optionee.

         NQSOs. Employees and non-employee directors will realize no income upon the grant of a NQSO. Generally, however, the holder of a NQSO will realize taxable ordinary income at the time of the exercise of his/her option in an amount equal to the excess of the fair market value of the Shares acquired at the time of exercise over the exercise price of the option, and the Company will be entitled to a deduction for the amount included in the optionee's income. Upon the sale of the Shares acquired upon exercise, the optionee would realize capital gain or capital loss. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the optionee holds the Shares once they are acquired.

         The Board of Directors unanimously recommends that you vote FOR approval of the proposed amendment to the Plan. The affirmative vote of holders of a majority of Shares present (in person or by proxy) and voted at the 1997 Annual Meeting is needed to approve the proposed amendment to the Plan. Consequently, withholding votes, abstentions and broker non-votes will have no effect on the outcome of this vote.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting, but should any other matter requiring a vote of the shareholders arise, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

         The  cost  of  soliciting   proxies  will  be  borne  by  the  Company.
Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies.

         The Board of Directors has selected the firm of Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year. Arthur Andersen LLP has served as the Company's independent public accountants since inception. Representatives of Arthur Andersen LLP are expected to be present at the meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

         The five nominees for election as directors who receive a plurality of the votes cast at the Annual Meeting for the election of directors will be elected. In respect of any other matter, the affirmative vote of the holders of a majority of the shares present at the meeting, in person or by proxy, and entitled to vote in respect of that matter is necessary to approve the matter.

         As a matter of policy, the Company will accord confidentiality to the votes of individual shareholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. The Company will retain an independent tabulator to receive and tabulate the proxies and ballots and independent inspectors of election to certify the results.

         Any shareholder desiring to present a proposal at the 1998 Annual Meeting of Shareholders and wishing to have that proposal included in the Proxy Statement for that meeting must submit the same in writing to the Secretary of the Company at 7304 West Market Street, Greensboro, North Carolina 27409, in time to be received by July 1, 1998.

         Shareholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.
Prompt response is helpful and your cooperation will be appreciated.


                                        By Order of the Board of Directors,

                                        PHILIP J. DUBATO
                                        Secretary


Greensboro, North Carolina
November 15, 1997






         THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1997, TO EACH SHAREHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, AMERTRANZ WORLDWIDE HOLDING CORP., 7304 WEST MARKET STREET, GREENSBORO, NORTH CAROLINA 27409.

                                      PROXY

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                             7304 West Market Street
                        Greensboro, North Carolina 27409

         This Proxy is Solicited on Behalf of the Board of Directors of Amertranz Worldwide Holding Corp. The undersigned hereby appoints Stuart Hettleman and Richard A. Faieta, and each of them, as proxies, each with the power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Inn at Great Neck, Cuttermill Road, Great Neck, New York, on December 15, 1997 at 1:00 p.m., prevailing local time, and any adjournments thereof.

1.  ELECTION OF DIRECTORS:  FOR all nominees listed below                  []
       (except as set forth to the contrary below)

    WITHHOLD AUTHORITY to vote for all nominees listed below               []

    Michael Barsa, Christopher A. Coppersmith, Brian K. Coventry, Richard A. Faieta, Stuart Hettleman

The terms of all Directors expire at the next annual meeting at which their successors are elected and qualify.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

------------------------------------------------------------


2. PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK OPTION PLAN to increase the number of shares available for the grant of options thereunder.

                    [] For       [] Against       [] Abstain


3. In their discretion, the proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments thereof.

                          [REVERSE SIDE OF PROXY CARD]

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned shareholders. If no direction is made, this proxy will be voted in favor of all nominees.

Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                       PLEASE MARK, SIGN, DATE AND MAIL THE
                                       CARD IN THE ENCLOSED ENVELOPE.

DATED: __________________________, 1997
Signature______________________________________

DATED: __________________________, 1997
Signature______________________________________


C71147.198

                                     APPENDIX TO PROXY STATEMENT FILED VIA EDGAR

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                             1996 STOCK OPTION PLAN


         4. PURPOSE.

            The purpose of the 1996 Stock Option Plan of Amertranz Worldwide Holding Corp. (the "Plan") is to promote the financial interests of Amertranz Worldwide Holding Corp. (the "Company"), including its growth and performance, by encouraging directors, officers and employees of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees of outstanding ability, and providing employees with a way to acquire or increase their proprietary interest in the Company's success.

         5. SHARES SUBJECT TO THE PLAN.

            Subject to adjustment as provided in Section 13 hereof, up to 402,348 of shares of common stock, par value $.01 per share, of the Company (the "Shares") shall be available for the grant of options under the Plan. The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares, as the Company may from time to time determine. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan.

            Shares subject to an option that expires unexercised, that is forfeited, terminated or canceled, in whole or in part, or is paid in cash in lieu of Shares, shall thereafter again be available for grant under the Plan, provided that if such option was granted to an officer or director subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") who received benefits of ownership of such Shares for purposes of Section 16(b) of the Exchange Act, such Shares shall not thereafter be available for grant under the Plan to officers or directors except in accordance with the provisions of Section 16(b) of the Exchange Act.

         6. ADMINISTRATION.

            The Plan shall be administered by the Stock Option Committee (the "Committee") of the Board of Directors of the Company. A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee.

            Subject to the provisions of the Plan, the Committee shall (i) from time to time select directors, officers and employees of the Company and its subsidiaries who will participate in the Plan (the "Participants"), determine the type of options to be granted to Participants, determine the Shares subject to option, and (ii) have the authority to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, determine the terms and provisions of any agreements entered into hereunder, and make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

         7. ELIGIBILITY.

            All directors, officers and employees of the Company and its subsidiaries, as determined by the Committee, are eligible to be Participants in the Plan, provided, however, that the President and Executive Vice President of the Company are eligible to participate in the Plan only to the extent set forth in Section 6 hereof.

         8. OPTIONS; EXERCISE PRICE.

            Options under the Plan may consist of either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options.

            The Committee shall establish the option price at the time each stock option is granted; provided, however, that with respect to incentive stock options, the option exercise price shall not be less than 100% of the fair market value of the Shares on the date of grant, and, if the optionee, at the time the option is granted, owns Shares possessing more than 10% of the total voting power of stock of the Company, the option exercise price shall be 110% of the fair market value of the Shares on the date of grant.

         9. SENIOR EXECUTIVE GRANTS.

            The President and Executive Vice President of the Company are eligible to participate in the Plan only to the extent of the automatic grants as hereinafter provided. Each such officer has been granted an option ("Senior Executive Option") on June 3, 1996 (the "Effective Grant Date") to purchase 75,000 Shares. The exercise price of the Senior Executive Options is $6.00 per Share. The Senior Executive Option will vest over a period of two years, enabling each such officer to purchase:

            (i) 20,834 Shares at any time after the 90th day following the effectiveness of the Company's Registration Statement filed with the United States Securities and Exchange Commission, registration number 333-03613 (the "IPO Registration Statement") and an additional 16,666 Shares at any time after January 1, 1997 (collectively, the "First Tranche"), each such portion of the First Tranche being exercisable through the tenth anniversary of the effectiveness of the IPO Registration Statement;

            (ii) 18,750 Shares (the "Second Tranche") at any time after January 1, 1998 through the tenth anniversary of the effectiveness of the IPO Registration Statement, if the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for its fiscal year ending June 30, 1997 exceeds $500,000, provided, however, that if the Company's EBITDA for its fiscal year ended June 30, 1997 does not exceed $500,000 but its EBITDA for its fiscal year ended June 30, 1998 exceeds $750,000, the Second Tranche shall be exercisable commencing on the date the Company's EBITDA for its fiscal year ended June 30, 1998 has been determined; and

            (iii) 18,750 Shares at any time after January 1, 1999 through the tenth anniversary of the effectiveness of the IPO Registration Statement, if the Company's EBITDA for its fiscal year ending June 30, 1998 exceeds $750,000.

In the event the employment of either such officer is terminated in a manner which would entitle such officer to Severance Compensation as defined in and under the terms of such officer's employment agreement with the Company or due to the death or permanent disability of such officer (as defined in such employment agreement), the Senior Executive Option granted to such officer shall become immediately exercisable in full. In the event the employment of either such officer is voluntarily terminated by such officer, the Senior Executive Option granted to such officer shall remain exercisable to the extent it has vested. In the event the employment of either such officer is terminated in any other manner, the Senior Executive Option granted to such officer shall immediately terminate to the extent it has not then been exercised.

            Shares acquired upon the exercise of all or part of a Senior Executive Option may not be sold or otherwise disposed of by the optionee for a period of six months from and after the date the Senior Executive Option with respect to such Shares was exercised, except in the event of death of the optionee, in which event all vested Senior Executive Options will be exercisable and may be sold at any time after the date of death.

            The provisions of this Section 6 may not be amended or modified more than once every six months except as may be required to comply with the provisions of the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended.

         10. EXERCISE OF OPTIONS.

             Except as herein provided, options shall be exercisable for such period as specified by the Committee. In no event may options be exercisable until at least six months following the date of grant. In no event may options be exercisable more than 10 years after their date of grant or, in the case of an incentive stock option granted to an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total voting power of stock of the Company, more than five years after the date of grant.

             The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment shall be made in cash, by tender of Shares owned by the Participant valued at fair market value as of the date of exercise and in such other consideration as the Committee deems appropriate, or by a combination of cash, Shares and such other consideration.

             To exercise the option, the optionee or his successor shall give written notice to the Company's Chief Financial Officer at the Company's principal office, setting forth the number of Shares being purchased and the date of exercise of the option, which date shall be at least five days after the giving of such notice unless otherwise agreed to by the Committee and the optionee. Such notice shall be accompanied by full payment of the option exercise price for Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution. However, this statement shall not be required in the event the Shares subject to the option are registered with the Securities and Exchange Commission. If the option is exercised by the successor of the optionee, following his death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise the option.

             Shares issued pursuant to this Plan which have not been registered with the Securities and Exchange Commission shall be appropriately legended.

             No Shares shall be issued pursuant to the Plan until full payment for such Shares has been made. The optionee shall have no rights as a shareholder with respect to optioned Shares until the date of exercise of the option with respect to such Shares. No adjustment shall be made for dividends

(ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date of exercise, except as otherwise provided herein.

             The Company shall not be required to transfer or deliver any certificates for Shares purchased upon any exercise of any option until after compliance with all then applicable requirements of law. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

         11. OPTION AGREEMENTS.

             The granting of an option (except Senior Executive Options as described in Section 6 hereof) shall take place only when a written Option
Agreement substantially in the form of Exhibit A hereto is executed by the Company and the optionee and delivered to the optionee. All options under this Plan (except Senior Executive Options) shall be evidenced by such written Option Agreement between the Company and the optionee. Such Option Agreement shall contain such further terms and conditions, not inconsistent with the foregoing, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

         12. WITHHOLDING.

             The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be withheld therefrom. The Committee, in its sole discretion, may permit a Participant to elect to satisfy such withholding obligation by having the Company retain the number of Shares the fair market value of which equals the amount required to be withheld.

         13. NONTRANSFERABILITY.

             No option shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

         14. NO RIGHT TO EMPLOYMENT.

             No person shall have any claim or right to be granted an option, and the grant of an option shall not be construed as giving a Participant the right to be retained in the employ or as a director of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

         15. TERMINATION OF RIGHTS; DEATH.

             All unexercised or unexpired options granted or awarded under this Plan will terminate, be forfeited and will lapse immediately if such Participant's employment or relationship with the Company and its subsidiaries is terminated for any reason, unless the Committee permits the exercise of such options for a period not to exceed 90 days after the date of such termination. If a Participant's employment or relationship with the Company is terminated by reason of his death, such Participant's personal representatives, estate or heirs (as the case may be) may exercise, subject to any restrictions imposed by the Committee at the time of the grant, any option which was exercisable by the Participant as of the date of his death for a period of 180 days after the date of the Participant's death.

         16. REGISTRATION.

             If the Company shall be advised by its counsel that any Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of such Shares, the Company may effect registration or obtain such consent, and delivery of Shares by the Company may be deferred until registration is effected or such consent is obtained.

         17. ADJUSTMENT OF AND CHANGES IN SHARES.

             In the event of any change in the  outstanding  Shares by reason of any Share dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the exercise price, number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding options.

         18. AMENDMENT.

             The Board of Directors may amend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act.

         19. COMPLIANCE WITH EXCHANGE ACT.

             With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         20. EFFECTIVE DATE.

             The Plan has been adopted by the Board of Directors of the Company and, upon approval of the Shareholders of the Company, shall be effective as of June 3, 1996. Unless extended or earlier terminated by the Board of Directors, the Plan shall continue in effect until, and shall terminate on, the tenth anniversary of the effective date of the Plan. Unless so extended, no additional options may be granted on or after the tenth anniversary of the effective date of the Plan.


C63580.198

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                                                                       EXHIBIT A

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                             1996 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT is made this ________________, 199__, by and between AMERTRANZ WORLDWIDE HOLDING CORP., a Delaware corporation (the "Company"), and _____________________________ (the "Optionee).

         WHEREAS, the Board of Directors of the Company considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.01 per share (the "Shares"), pursuant to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan") to provide an incentive for the Optionee and to promote the interests of the Company.

         NOW, THEREFORE, it is agreed as follows:

         1. Incorporation of the Terms of the Plan. This Stock Option Agreement is subject to all of the terms and conditions of the Plan, and the terms of the Plan are hereby incorporated herein by reference and made a part hereof.

         2. Grant of Option. The Company hereby grants to Optionee an option to purchase from the Company ________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

         3. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

  Exercise Date             No. of Shares              Exercise Price Per Share





in each case, together with the number of Option Shares which Optionee was theretofore entitled to purchase.

         4. Additional Exercise Periods. In the event of the death of the Optionee, or if the Optionee's employment or relationship with the Company or its subsidiaries is terminated for any reason, the option granted hereunder may be exercised as set forth in the Plan.

         5. Method of Exercise. In order to exercise the options granted hereunder, Optionee must give written notice to the Chief Financial Officer of the Company at the Company's principal place of business, substantially in the form of Exhibit A hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

         6. Manner of Payment. An Optionee may pay the option price for Shares purchased upon exercise of the option as set forth in the Plan.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                             AMERTRANZ WORLDWIDE HOLDING CORP.


______________________________      By:_____________________________(SEAL)


WITNESS:                            OPTIONEE:


______________________________      ________________________________(SEAL)

C63580.198

                                                                      EXHIBIT A


                                            Date:_____________________


TO THE CHIEF FINANCIAL OFFICER
AMERTRANZ WORLDWIDE HOLDING CORP.

         Reference is made to the Stock Option Agreement entered into between me and Amertranz Worldwide Holding Corp. (the "Company"), dated _________, _____ (the "Option Agreement").

         I hereby exercise my option to purchase _____ shares of the Company's Common Stock, par value $.01 per share (the "Shares") in accordance with the terms of the Option Agreement. The date on which this exercise is effective is the date this notice is received by the Company.

         In full payment for such exercise, please find enclosed

         |_| check in the amount of $____________

         |_| Shares having a fair market value of $__________

         |_| other   consideration   approved  by  the  Company's  Stock  Option
             Committee consisting of ____________________

         |_| a combination of the above.

         I authorize the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

         If the Shares to be issued to me by reason of my option exercise are not registered under the Securities Act of 1933 (the "Act") and applicable state securities laws (the "State Acts"), this confirms my understanding with respect to such Shares, as follows:

         (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

         (b) The Shares are being issued without registration under the Act and the State Acts in reliance by the Company upon exemptions therefrom. Such reliance is based in part on the above representation.

         (c) Since the Shares  have not been  registered  under the Act or State
Acts, they must be held indefinitely until exemptions from the registration requirements of the Act and State Acts are available or the Shares are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. The Company is not obligated to comply with the registration requirements of the Act or the State Acts or with the requirements for an exemption thereunder for my benefit.

                                           Very truly yours,


                                           -----------------------------------

                                           -----------------------------------
                                           Print Name


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